UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. [    ] )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RIDGEWORTH FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FUND COMPLEX - DRAFT PROXY LITE MESSAGE

“Hello. This is Julia Short, President of the RidgeWorth Funds.

I am calling you because you are a shareholder of a RidgeWorth Fund.

Recently, you received a proxy statement concerning various RidgeWorth Fund proposals. In a few days, you will receive additional materials in the mail with your ballot and instructions on how to vote. The purpose of my call today is to encourage you to vote. Your vote is very important to us.

You may vote in one of four ways: by mail, by telephone, by website or by attending a shareholder meeting on Monday, March 31, 2014. Please refer to the materials you will receive for more detailed voting instructions including the control number you will need to vote, the phone number to vote, the web address for voting and where to call if you have additional questions. You may also vote by mailing the ballot card that was enclosed in the proxy material.

If you have questions or are unable to find your proxy statement and would like to receive a new copy, please call the RidgeWorth Funds’ Proxy Client Service Center at (toll free 1-855-737-3174).

Thank you for investing with the RidgeWorth Funds.

Goodbye.”

Because we do not have enough votes yet,

our meeting was adjourned until March 31st!

YOU CAN HELP!

March 12, 2014

Dear Fellow Shareholder:

The Board of Trustees has recommended that you approve certain proposals related to the RidgeWorth Funds that you own either directly or through a financial advisor. The specifics regarding these proposals can be found in a proxy statement that was mailed to you in January. If you no longer have the proxy statement, please contact a proxy voting specialist at 1-855-737-3174 to have one sent to you.

MANY OF OUR FELLOW SHAREHOLDERS HAVE ALREADY VOTED, BUT WE NEED YOUR VOTE, AND THE VOTES OF OTHER SHAREHOLDERS THAT HAVE NOT YET VOTED, IF THESE PROPOSALS ARE TO PASS.

Please note that, ISS Proxy Advisory Services and Glass Lewis & Co. LLC, two of the most prominent proxy advisory services, each recommend voting ‘For’ these proposals.

We have made voting easy for you!

1.	BY PHONE: call us at 1-855-737-3174 and a proxy voting specialist will be happy to answer your questions and assist you in placing your vote over the phone. Representatives are available weekdays from 9:30 a.m. to 9 p.m. Eastern Time,

or

Call the toll free number touchtone voting number on your voting instruction form, enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

3.	BY MAIL: Sign and return the voting instruction form in the return envelope provided.

Please take a minute to vote. Your vote matters. And thank you for your help it is greatly appreciated.

Sincerely,

Julia R. Short, President

RidgeWorth Funds

An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the RidgeWorth Funds can be found in the fund’s prospectus. To obtain a prospectus, please call 1-888-784-3863 or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

©2014 RidgeWorth Investments. RidgeWorth Investments is the trade name for RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Because we do not have enough votes yet,

our meeting was adjourned until March 31st!

YOU CAN HELP!

March 12, 2014

Dear Fellow Shareholder:

The Board of Trustees has recommended that you approve certain proposals related to the RidgeWorth Funds that you own. The specifics regarding these proposals can be found in a proxy statement that was mailed to you in January.

PLEASE ACT NOW. YOUR PARTICIPATION IS CRITICAL FOR THESE PROPOSALS TO PASS, AND TO ENSURE INVESTMENT ADVISORY SERVICES ARE CONTINUOUSLY PROVIDED TO THE RIDGEWORTH FUNDS.

Please note that, ISS Proxy Advisory Services and Glass Lewis & Co. LLC, two of the most prominent proxy advisory services, each recommend voting ‘For’ these proposals.

We have made voting easy for you!

1.	BY PHONE: Call 1-800-454-8683 (the toll free number touchtone voting number also located on your voting instruction form), enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

3.	BY MAIL: Sign and return the voting instruction form in the return envelope provided.

Please take a minute to vote. Your vote matters. And thank you for your help it is greatly appreciated.

Sincerely,

Julia R. Short, President

Ridgeworth Funds

An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the RidgeWorth Funds can be found in the fund’s prospectus. To obtain a prospectus, please call 1-888-784-3863 or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

©2014 RidgeWorth Investments. RidgeWorth Investments is the trade name for RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Because we do not have enough votes yet,

our meeting was adjourned until March 31st!

YOU CAN HELP!

March 12, 2014

Dear Great West Participant and Fellow Shareholder:

The Board of Trustees has recommended that you approve certain proposals related to the RidgeWorth Funds that you own. The specifics regarding these proposals can be found in a proxy statement that was mailed to you in January.

PLEASE ACT NOW. YOUR PARTICIPATION IS CRITICAL FOR THESE PROPOSALS TO PASS, AND TO ENSURE INVESTMENT ADVISORY SERVICES ARE CONTINUOUSLY PROVIDED TO THE RIDGEWORTH FUNDS.

Please note that, ISS Proxy Advisory Services and Glass Lewis & Co. LLC, two of the most prominent proxy advisory services, each recommend voting ‘For’ these proposals.

We have made voting easy for you!

1.	BY PHONE: Call 1-800-454-8683 (the toll free number touchtone voting number also located on your voting instruction form), enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

3.	BY MAIL: Sign and return the voting instruction form in the return envelope provided.

Please take a minute to vote. Your vote matters. And thank you for your help it is greatly appreciated.

Sincerely,

Julia R. Short, President

RidgeWorth Funds

An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the RidgeWorth Funds can be found in the fund’s prospectus. To obtain a prospectus, please call 1-888-784-3863 or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

©2014 RidgeWorth Investments. RidgeWorth Investments is the trade name for RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

Not FDIC Insured | No Bank Guarantee | May Lose Value